UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Capital Appreciation
of Commercial Real Estate Investments.

Semi-Annual Report

June 30, 2013

Nuveen Real Asset Income and Growth Fund

JRI

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Table of Contents

Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	13
Shareholder Meeting Report	14
Portfolio of Investments	15
Statement of Assets & Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Statement of Cash Flows	24
Financial Highlights	26
Notes to Financial Statements	28
Annual Investment Management Agreement Approval Process	38
Reinvest Automatically, Easily and Conveniently	46
Glossary of Terms Used in this Report	47
Additional Fund Information	51

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office has come to an end as of June 30, 2013. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds' risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Nuveen Fund Board has enthusiastically encouraged these initiatives.

The Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
August 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Nuveen Real Asset Income and Growth Fund (JRI)

The Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Jay Rosenberg has been the lead portfolio manager, while John Wenker and Jeff Schmitz, CFA, have co-managed the Fund since its inception in 2012.

In the following paragraphs, they talk about their management strategy and the performance of the Fund for the six-month period ending June 30, 2013.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2013?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. Our long-term target allocations for each of these segments are: 33% in global infrastructure common stock, 15% in real estate investment trust (REIT) common stock, 12% in global infrastructure preferred stock and hybrids, 20% in REIT preferred stock and 20% in debt securities.

We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focused on owning those companies and securities with the highest total return potential in the Fund's portfolio. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund's management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we maintained active asset allocation during the period. We continued to lower the Fund's U.S. exposure as we found new opportunities spread across many different countries around the world. Our long-term target for geographic distribution remains at roughly 50% U.S. exposure and 50% non-U.S. exposure. Because of our active asset allocation, the Fund ended this six-month period with sector weights that were intentionally off target.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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In REIT common equity, we increased the Fund's exposure as the segment sold off later in the period. We maintained the Fund's overweight in the infrastructure preferred/hybrid space, having capitalized on issuance of new utility preferreds in the first few months of 2013. Meanwhile, in REIT preferreds, we slightly trimmed the Fund's overall exposure to the asset class; however, we still believe this segment is attractive and are maintaining a weight above our long-term target of 20%. We maintained the Fund's significant underweight versus the comparative benchmark in the infrastructure common equity segment; however, we continued to search for attractive opportunities on the master limited partnership (MLP) side and for ways to potentially increase the Fund's weight to Europe as further stabilization continues. In high yield, we maintained approximately the same weight throughout the period, but took advantage of a heavy month of new issuance in April to rotate out of some of the Fund's more expensive names and into several more attractively valued bonds.

How did the Fund perform during this six-month reporting period ended June 30, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2013. The Fund's total return on net asset value (NAV) outperformed its Comparative Benchmark, but underperformed the Morgan Stanley Capital International (MSCI) World Index for the six-month period ended June 30, 2013.

During the reporting period, the Fund continued to generate a higher level of yield than its comparative benchmark, while experiencing positive attribution from three of its five major segments. The Fund's top-performing area for the period was REIT preferreds, followed by infrastructure common equity and REIT common equity. The high yield portfolio produced results in line with the high yield portion of the comparative benchmark, while the infrastructure preferred segment underperformed during the six-month period. Several strategic asset allocation shifts we made during the reporting period also benefited performance, as noted below. However, the Fund's returns fell short of the MSCI World Index, which is comprised solely of equity securities, principally because of its exposure to fixed income securities. The high yield bond market significantly underperformed world equity markets over the reporting period.

In the REIT preferred segment, our Fund's overweight versus the comparative benchmark's weight benefited results as the sector held up better during the reporting period. The strong income component for many of our Fund's holdings provided modest positive attribution. In particular, our non-rated REIT preferreds continued to perform well and we remained comfortable with the credits in our portfolio. Because these securities don't have a preferred rating and therefore, appeal to a much smaller pool of investors, we can often find more pricing inefficiency in the market. However, they also offer yields that are quite a bit more attractive than their rated counterparts. Most of the Fund's non-rated exposure is in cumulative preferred securities, although we do own several convertible preferreds. The convertible preferreds offer an acceptable level of yield with the option of upside potential if the conversion occurs.

In the infrastructure common equity sector, performance was aided by our significant underweight versus the Comparative Benchmark during the period. In addition, stock selection was solid in the MLP space, while a slight increase in European exposure was also beneficial. Particularly later in the period when rates increased, our MLP exposure generally held up better than the index due to our focus on holdings with low commodity price risk and good growth potential.

The REIT common equity sector also benefited the Fund's six-month results, with most of the positive effects generated in the first half of the reporting period. In the second half of the period, REIT common equities experienced some technical pressures as their perceived sensitivity to interest rates gave investors an excuse to take some gains and reduce exposure to an area that had performed exceptionally well in 2012. Our focus on smaller-cap, higher yielding REITs proved beneficial as these securities dramatically outperformed in the period's first half. Also, Fund results were rewarded by our select reductions in the net lease space, which we made based on valuation after the segment's strong run. These were some of the companies that had benefited earlier in the year from investors' search for yield. We

Nuveen Investments

believed their valuations weren't supported by the group's lower growth profile as they generally have rather high payout ratios. These companies also typically have longer leases and are less able to quickly adjust their lease rates as rates rise, which hurts their profitability outlook.

The high yield portion of the Fund performed in line with the comparative benchmark as the market's "risk-off" environment weighed on this portfolio during the final two months of the reporting period. After the high yield sector experienced massive inflows earlier in this year, market technicals reversed course as the segment had net outflows of $12.2 billion in June alone, according to Lipper, as exchange traded funds (ETFs) and other funds sold together to fund large redemptions. Fortunately, the Fund had an underweight in this sector versus the comparative benchmark, having sold into strength in the high yield market earlier this year. However, a few of the Fund's emerging market bonds underperformed as the market's risk aversion weighed even more heavily on securities from these regions. Although these emerging market holdings underperformed, we experienced no permanent credit impairments in the Fund's high yield portfolio.

Meanwhile, security selection was solid in the infrastructure preferred/hybrid portfolio, as the individual holdings we selected provided excess returns versus the benchmark. However, the Fund's significant overweight to this segment versus the benchmark was detrimental to relative performance as infrastructure preferreds underperformed the other four segments in its portfolio.

We continue to believe that for a high income oriented product, our significant exposure to equities serves to reduce the Fund's sensitivity to rising interest rates. On balance, we anticipate the dividends on these securities may rise in an improving economy.

The Fund also periodically wrote call options on REIT stocks, while owning REIT equities, to enhance returns while foregoing some upside potential. These options had a small negative impact on performance and expired prior to the close of this reporting period.

Nuveen Investments

Fund Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative index was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. During the period, the Fund held swap contracts in order to hedge leverage costs, which slightly detracted from the overall positive contribution of leverage.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Fund employs regulatory leverage through the use of bank borrowings. As of June 30, 2013, the Fund has outstanding bank borrowings of $87,500,000.

Refer to Notes to Financial Statements, Footnote 8—Borrowing Arrangements for further details.

As of June 30, 2013, the Fund's percentages of leverage are as shown in the accompanying table.

	Effective Leverage*	Regulatory Leverage*
JRI	30.07%	30.07%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Share Information

Distribution Information

The following information regarding the Fund's distributions is current as of June 30, 2013, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Fund's quarterly distributions to shareholders were as shown in the accompanying table.

JRI	Per Share Amounts
January	$0.3675
April	0.3675
Current Distribution Rate*	7.86%

*  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but, as noted earlier, also increases the variability of shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's cash flows from investment strategies including investments in common equities, corporate bonds, preferred securities and shares of real estate investment trusts "REITs," into regular distributions. Cash flows from REITs received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from cash flows (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

Nuveen Investments

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's distributions and total return performance for the six months ended June 30, 2013. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/13	JRI
Inception date	4/25/12
Six months ended June 30, 2013
Per share distribution:
From net investment income	$0.74
From realized capital gains	0.00
Return of capital	0.00
Total per share distribution	$0.74
Annualized distribution rate on NAV	7.11%
Average annual total returns:
6-Month (Cumulative) on NAV	5.78%
1-Year on NAV	18.96%
Since inception on NAV	16.21%

Share Repurchases

The Fund has not repurchased any of its outstanding shares since the inception of its share repurchase program.

Other Share Information

As of June 30, 2013, and during the six-month reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
Share NAV	$20.81
Share Price	$18.71
Premium/(Discount) to NAV	(10.09)%
6-Month Average Premium/(Discount) to NAV	(7.78)%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Infrastructure and Real Estate Concentration Risk. The Fund's investments will be concentrated in issuers of infrastructure and real estate securities. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate issuers may lag behind the broader market as a whole. Also, the Fund's concentration in infrastructure and real estate may subject the Fund to a variety of risks associated with such companies.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

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Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Call Option Risks. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Currency Risk. Changes in exchange rates will affect the value of the Fund's investments.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

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Nuveen Real Asset Income and Growth Fund (JRI)

Performance Overview and Holding Summaries as of June 30, 2013

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[3]
JRI at Share NAV	5.78%	18.96%	16.21%
JRI at Share Price	3.94%	10.76%	2.68%
Comparative Benchmark	1.69%	6.92%	6.80%
MSCI World Index	8.43%	18.58%	12.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

Common Stocks	40.9%
$25 Par (or similar) Retail Structures	24.6%
Corporate Bonds	20.4%
$1,000 Par (or similar) Institutional Structures	6.1%
Short-Term Investments	3.5%
Convertible Preferred Securities	2.2%
Convertible Bonds	1.4%
Investment Companies	0.9%

Portfolio Composition1,2

(as a % of total investments)

Real Estate Investment Trust	40.5%
Electric Utilities	10.9%
Oil, Gas & Consumable Fuels	8.1%
Multi-Utilities	6.8%
Transportation Infrastructure	4.0%
Construction & Engineering	2.8%
Health Care Providers & Services	2.6%
Diversified Financial Services	2.5%
Short-Term Investments	3.5%
Other	18.3%

Country Allocation

(as a % of total investments)1,2

United States	64.6%
Australia	8.0%
United Kingdom	5.4%
Hong Kong	4.6%
Italy	2.7%
Other	14.7%

Top Five Common Stock
Holdings

(as a % of total common stocks)1

National Grid PLC	8.3%
Starwood Property Trust Inc.	5.2%
Duet Group	4.1%
Westfield Realty Trust	3.8%
Hutchison Port Holdings Trust	3.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

3  Since inception returns are from 4/25/12.

Nuveen Investments

JRI

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

JRI
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	8,406,381
Withhold	148,417
Total	8,554,798
Judith M. Stockdale
For	8,403,865
Withhold	150,933
Total	8,554,798
Carole E. Stone
For	8,403,074
Withhold	151,724
Total	8,554,798
Virginia L. Stringer
For	8,405,648
Withhold	149,150
Total	8,554,798

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund

Portfolio of Investments

  June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 56.7% (40.9% of Total Investments)
	Air Freight & Logistics – 2.1%
80,978	Oesterreichische Post AG	$3,162,149
992,139	Singapore Post Limited	1,017,578
	Total Air Freight & Logistics	4,179,727
	Commercial Services & Supplies – 0.2%
441,118	K-Green Trust	363,683
	Construction & Engineering – 0.4%
51,854	Ferrovial S.A.	828,848
	Electric Utilities – 7.6%
43,145	Alupar Investimento S.A., (2)	365,060
62,982	Brookfield Infrastructure Partners LP	2,300,103
5,492	Duke Energy Corporation	370,710
946	Hafslund ASA, Class B Shares	7,320
13,747	Infratil Limited	23,650
122,421	Pepco Holdings, Inc.	2,468,007
146,764	Scottish and Southern Energy PLC	3,399,650
1,966,184	Spark Infrastructure Group	3,119,831
505,115	Terna-Rete Elettrica Nazionale S.p.A	2,098,685
42,193	Unitil Corp.	1,218,534
	Total Electric Utilities	15,371,550
	Gas Utilities – 2.6%
3,831,297	Cityspring Infrastructure Trust	1,420,678
179,820	Envestra Limited	163,632
798,770	Snam Rete Gas S.p.A	3,639,015
	Total Gas Utilities	5,223,325
	Hotels, Restaurants & Leisure – 1.1%
4,490,267	Langham Hospitality Investments Limited, (2)	2,338,907
	Independent Power Producers & Energy Traders – 1.0%
75,149	Brookfield Renewable Energy Partners LP	2,075,762
	Multi-Utilities – 8.2%
2,566,070	Duet Group	4,717,066
169,867	National Grid PLC	9,626,363
328,615	Redes Energeticas Nacionais S.A.	942,315
714,486	Vector Limited	1,483,891
	Total Multi-Utilities	16,769,635
	Oil, Gas & Consumable Fuels – 1.9%
51,077	Boardwalk Pipeline Partners, L.P.	1,542,525
38,575	Holly Energy Partners L.P.	1,467,393
10,037	Kinder Morgan Energy Partners Limited Partnership	857,160
	Total Oil, Gas & Consumable Fuels	3,867,078

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Real Estate Investment Trust – 26.9%
40,096	AmREIT Inc., Class B Shares	$775,457
127,252	Apollo Commercial Real Estate Finance, Inc.	2,020,762
70,672	Artis Real Estate Investment Trust	1,015,360
790,530	Ascendas Real Estate Investment Trust	1,390,834
70,642	Aviv REIT Inc.	1,786,536
120,531	Blackstone Mortgage Trust Inc, Class A	2,977,116
177,103	Campus Crest Communities Inc.	2,043,769
286,036	CapitaMall Trust	450,211
120,843	Colony Financial Inc.	2,403,567
136,801	Franklin Street Properties Corporation	1,805,773
2,273	Health Care Property Investors Inc.	103,285
37,574	Healthcare Trust of America Inc., Class A	421,956
27,288	Highwoods Properties, Inc.	971,726
150,386	Inland Real Estate Corporation	1,536,945
50,454	Investors Real Estate Trust	433,904
71,751	Kite Realty Group Trust	1,847,588
23,443	Lexington Corporate Properties Trust	273,814
49,596	Liberty Property Trust	1,833,068
12,504	LTC Properties Inc.	488,281
920,632	Mapletree Logistics Trust	798,971
207,923	Monmouth Real Estate Investment Corporation	2,052,200
91,531	National Retail Properties, Inc.	3,148,666
675,300	Parkway Life Real Estate Investment Trust	1,257,363
85,291	Pebblebrook Hotel Trust	2,220,125
36,225	Penn Real Estate Investment Trust	927,722
73,316	STAG Industrial Inc.	1,462,654
243,883	Starwood Property Trust Inc.	6,036,104
719,093	Stockland	2,288,610
81,129	Summit Hotel Properties Inc.	766,669
38,473	Summit Hotel Properties Inc.	1,019,535
23,178	Sunstone Hotel Investors Inc.	608,423
284	Trade Street Residential Inc.	2,466
17,498	Universal Health Realty Income Trust	754,689
120,425	Urstadt Biddle Properties Inc.	2,428,972
1,560,178	Westfield Realty Trust	4,423,268
	Total Real Estate Investment Trust	54,776,389
	Transportation Infrastructure – 4.5%
120,891	Atlantia S.p.A	1,971,692
5,082,512	Hutchison Port Holdings Trust	3,735,646
502	Kobenhavns Lufthavne	210,258
5,437	Macquarie Infrastructure Company LLC	290,608
57	Societa Iniziative Autostradali e Servizi S.p.A	466
970,785	Sydney Airport	3,000,870
	Total Transportation Infrastructure	9,209,540
	Water Utilities – 0.2%
46,439	United Utilities PLC	483,118
	Total Common Stocks (cost $118,337,682)	115,487,562

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 3.1% (2.2% of Total Investments)
	Electric Utilities – 1.0%
17,154	NextEra Energy Inc.	5.889%	BBB	$952,733
19,797	PPL Corporation	8.750%	N/R	1,069,434
	Total Electric Utilities			2,022,167
	Multi-Utilities – 0.6%
24,970	Dominion Resources Inc.	6.125%	BBB	1,253,494

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Real Estate Investment Trust – 1.5%
86,162	Alexandria Real Estate Equities Inc., Series D, (3)	7.000%	N/R	$2,197,131
13,749	Ramco-Gershenson Properties Trust	7.250%	N/R	808,716
	Total Real Estate Investment Trust			3,005,847
	Total Convertible Preferred Securities (cost $6,027,078)			6,281,508
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Retail Structures – 34.2% (24.6% of Total Investments)
	Electric Utilities – 3.1%
7,270	APT Pipelines Limited, (2), (5)	7.550%	N/R	$699,451
73,093	NextEra Energy Inc.	5.000%	BBB	1,650,440
121,595	PPL Capital Funding, Inc.	5.900%	BB+	2,928,008
43,205	SCE Trust II	5.100%	BBB+	972,113
	Total Electric Utilities			6,250,012
	Multi-Utilities – 0.1%
8,930	DTE Energy Company	6.500%	Baa2	232,269
	Oil, Gas & Consumable Fuels – 1.5%
104,469	Nustar Logistics Limited Partnership	7.625%	Ba2	2,737,088
10,559	Teekay Offshore Partners L.P.	7.250%	N/R	267,143
	Total Oil, Gas & Consumable Fuels			3,004,231
	Real Estate Investment Trust – 27.2%
1,450	Apartment Investment & Management Company	7.000%	BB	37,555
35,259	CBL & Associates Properties Inc.	7.375%	N/R	892,053
71,655	Cedar Shopping Centers Inc., Series A	7.250%	N/R	1,841,534
16,261	Cousins Property Inc.	7.500%	N/R	408,964
157,537	DDR Corporation	6.500%	Ba1	3,802,943
77,296	DDR Corporation	6.250%	Ba1	1,832,688
1,596	Digital Realty Trust Inc.	5.875%	Baa3	35,910
103,811	Equity Lifestyle Properties Inc.	6.750%	N/R	2,677,286
334	Essex Property Trust	7.125%	BBB-	8,818
25,699	Excel Trust Inc.	8.125%	N/R	655,838
165,255	General Growth Properties	6.375%	B	3,830,611
137,376	Glimcher Realty Trust	7.500%	B1	3,448,138
98,260	Glimcher Realty Trust	6.875%	B1	2,421,126
22,017	Health Care REIT, Inc.	6.500%	Baa3	560,112
48,510	Hersha Hospitality Trust	8.000%	N/R	1,239,916
108,910	Hersha Hospitality Trust	6.875%	N/R	2,643,246
83,268	Investors Real Estate Trust	7.950%	N/R	2,185,785
385	Kilroy Realty Corporation	6.875%	Ba1	9,733
33,648	Monmouth Real Estate Investment Corp	7.875%	N/R	868,455
5,689	Pebblebrook Hotel Trust	7.875%	N/R	147,004
83,449	Pebblebrook Hotel Trust	6.500%	N/R	2,015,293
12,830	Post Properties, Inc., Series A	8.500%	Baa3	803,158
114,068	Retail Properties of America	7.000%	N/R	2,843,715
73,971	Sabra Health Care Real Estate Investment Trust	7.125%	B3	1,863,329
110,020	Saul Centers, Inc.	6.875%	N/R	2,805,510
82,895	SL Green Realty Corporation	6.500%	Ba2	2,044,191
38,878	STAG Industrial Inc.	6.625%	BB	926,852
143,314	Summit Hotel Properties Inc.	7.875%	N/R	3,711,833
208,805	Summit Hotel Properties Inc.	7.125%	N/R	5,063,521
34,461	Taubman Centers Incorporated, Series J	6.500%	N/R	855,666
78,578	Taubman Centers Incorporated, Series K	6.250%	N/R	1,907,874
40,770	Urstadt Biddle Properties	7.125%	N/R	1,055,534
	Total Real Estate Investment Trust			55,444,191

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Coupon		Ratings (4)	Value
	Real Estate Management & Development – 1.3%
100,154	Forest City Enterprises Inc.	7.375%		BB-	$2,565,945
	Specialty Retail – 1.0%
76,849	TravelCenters of America LLC	8.250%		N/R	2,013,444
	Total $25 Par (or similar) Retail Structures (cost $69,614,684)				69,510,092
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 28.2% (20.4% of Total Investments)
	Building Products – 0.9%
$1,525	Associated Asphalt Partners Limited Liability Corporation, 144A	8.500%	2/15/18	B	$1,532,625
450	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B+	409,500
1,975	Total Building Products				1,942,125
	Commercial Services & Supplies – 1.8%
1,720	ADS Waste Holdings Inc., 144A	8.250%	10/01/20	CCC+	1,754,400
1,925	Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	1,828,750
3,645	Total Commercial Services & Supplies				3,583,150
	Communications Equipment – 0.4%
750	Goodman Networks Inc., 144A	12.125%	7/01/18	B	795,000
	Diversified Financial Services – 1.4%
1,850	Jefferies Loancore Finance, 144A	6.875%	6/01/20	B	1,794,500
955	SinOceanic II ASA, 144A	10.000%	2/17/15	N/R	973,850
2,805	Total Diversified Financial Services				2,768,350
	Diversified Telecommunication Services – 1.4%
1,000	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	1,025,000
1,800	IntelSat Limited	8.125%	6/01/23	CCC+	1,858,500
2,800	Total Diversified Telecommunication Services				2,883,500
	Electric Utilities – 1.7%
1,900	Intergen NV, 144A	7.000%	6/30/23	B+	1,852,500
1,700	Star Energy Geothermal Wayang Windu Limited, 144A	6.125%	3/27/20	B+	1,619,250
3,600	Total Electric Utilities				3,471,750
	Energy Equipment & Services – 2.1%
3,165	Origin Energy Finance Limited	7.875%	6/16/71	BB+	4,249,492
	Gas Utilities – 0.7%
1,500	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,503,750
	Health Care Providers & Services – 3.6%
600	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	605,625
1,500	Kindred Healthcare Inc., Term Loan	8.250%	6/01/19	B-	1,537,500
1,975	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	2,113,250
1,625	Select Medical Corporation, 144A	6.375%	6/01/21	B-	1,543,750
1,500	Tenet Healthcare Corporation	6.750%	2/01/20	B3	1,455,000
7,200	Total Health Care Providers & Services				7,255,125
	Independent Power Producers & Energy Traders – 1.3%
600	Calpine Corporation, 144A	7.875%	1/15/23	BB+	645,000
1,850	Mirant Americas Generation LLC	8.500%	10/01/21	BB-	1,988,750
2,450	Total Independent Power Producers & Energy Traders				2,633,750

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Industrial Conglomerates – 2.1%
$4,450	OAS Financial Limited, 144A	8.875%	7/25/63	BB-	$4,249,750
	Marine – 0.9%
1,850	Navios Maritime Acquisition Corporation	8.625%	11/01/17	B	1,891,625
	Metals & Mining – 0.6%
1,600	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	1,248,000
	Multi-Utilities – 0.5%
700	RWE AG	7.000%	3/20/49	BBB	1,129,343
	Oil, Gas & Consumable Fuels – 6.4%
1,525	Atlas Pipeline LP Finance, 144A	5.875%	8/01/23	B+	1,448,750
1,550	Calumet Specialty Products, 144A	9.625%	8/01/20	B	1,685,625
600	Cheniere Energy Inc., 144A	5.625%	2/01/21	BB+	582,000
1,900	Crosstex Energy Finance	7.125%	6/01/22	B+	1,919,000
1,300	Gibson Energy, 144A	6.750%	7/15/21	Ba3	1,296,750
1,365	Martin Mid-Stream Partners LP Finance, 144A	7.250%	2/15/21	B-	1,371,825
1,000	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB-	1,010,000
1,660	PBF Holding Company LLC	8.250%	2/15/20	BB+	1,738,850
1,015	Summit Midstream Holdings LLC Finance, 144A	7.500%	7/01/21	B	1,030,225
1,000	Western Refining Inc., 144A	6.250%	4/01/21	BB-	977,500
12,915	Total Oil, Gas & Consumable Fuels				13,060,525
	Road & Rail – 1.9%
2,181	Inversiones Alsacia S.A., 144A	8.000%	8/18/18	BB	1,842,974
2,000	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	1,990,000
4,181	Total Road & Rail				3,832,974
	Wireless Telecommunication Services – 0.5%
900	GNET Escrow Corporation, 144A	12.125%	7/01/18	B3	945,000
$56,486	Total Corporate Bonds (cost $58,341,333)				57,443,209
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 2.0% (1.4% of Total Investments)
	Oil, Gas, & Consumable Fuels – 1.5%
$3,065	DCP Midstream LLC	5.850%	5/21/43	Baa3	$2,942,400
	Real Estate Investment Trust – 0.5%
1,075	Starwood Property Trust	4.000%	1/15/19	BB-	1,075,000
$4,140	Total Convertible Bonds (cost $4,140,000)				4,017,400
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	$1,000 Par (or similar) Institutional Structures – 8.5% (6.1% of Total Investments)
	Construction & Engineering – 3.4%
$7,434	PHBS Limited, (6)	6.625%	N/A (7)	N/R	$6,970,862
	Diversified Financial Services – 2.1%
4,290	Royal Capital BV, (6)	8.375%	N/A (7)	N/R	4,327,752
	Electric Utilities – 1.9%
2,566	Electricite de France, 144A, (6)	5.250%	N/A (7)	A3	2,453,096
1,010	Tennet Holding BV, (6)	6.655%	N/A (7)	BBB	1,432,986
3,576	Total Electric Utilities				3,886,082

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Transportation Infrastructure – 1.1%
$1,700	Eurogate GmbH, (6)	6.750%	N/A (7)	N/R	$2,118,760
$17,000	Total $1,000 Par (or similar) Institutional Structures (cost $17,170,902)				17,303,456
Shares	Description (1), (12)				Value
	Investment Companies – 1.3% (0.9% of Total Investments)
1,635,649	Starwood European Real Estate Finance Limited				$2,549,933
	Total Investment Companies (cost $2,627,162)				2,549,933
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 4.8% (3.5% of Total Investments)
$9,869	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/13, repurchase price $9,868,696, collateralized by $10,001,100 U.S. Treasury Notes, 1.750%, due 10/31/18, value $10,066,331	0.010%	7/01/13		$9,868,688
	Total Short-Term Investments (cost $9,868,688)				9,868,688
	Total Investments (cost $286,127,529) – 138.8%				282,461,848
	Borrowings – (43.0)% (8), (9)				(87,500,000)
	Other Assets Less Liabilities – 4.2% (10)				8,560,688
	Net Assets – 100%				$203,522,536

Investments in Derivatives as of June 30, 2013

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$29,250,000	Receive	1-Month USD-LIBOR	1.255%	Monthly	12/01/14	12/01/18	$929,175
JPMorgan	29,250,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	1,539,082
	$58,500,000							$2,468,257

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For fair value measurement disclosure purposes, Convertible Preferred Securities categorized as Level 2. See Notes to Financial Statements, Footnote 2—Investment Valuation and Fair Value Measurements for more information.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures categorized as Level 2. See Notes to Financial Statements, Footnote 2—Investment Valuation and Fair Value Measurements for more information.

  (6)  For fair value measurement disclosure purposes, $1,000 Par (or similar) Institutional Structures categorized as Level 2. See Notes to Financial Statements, Footnote 2—Investment Valuation and Fair Value Measurements for more information.

  (7)  Perpetual security. Maturity date is not applicable.

  (8)  Borrowings Payable as a percentage of total investments is 31.0%.

  (9)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $140,916,178 have been pledged as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  (12)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

  N/A  Not applicable.

  REIT  Real Estate Investment Trust.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2013 (Unaudited)

Assets
Investments, at value (cost $286,127,529)	$282,461,848
Cash	25,793
Cash denominated in foreign currencies (cost $1,142,233)	1,140,511
Unrealized appreciation on swaps, net	2,468,257
Receivables:
Dividends	1,850,571
Interest	1,378,721
Investments sold	6,639,886
Reclaims	155,009
Other assets	6,844
Total assets	296,127,440
Liabilities
Borrowings	87,500,000
Payable for investments purchased	4,757,667
Accrued expenses:
Interest on borrowings	6,882
Management fees	233,153
Trustees fees	4,852
Other	102,350
Total liabilities	92,604,904
Net assets	$203,522,536
Shares outstanding	9,780,250
Net asset value per share outstanding	$20.81
Net assets consist of:
Shares, $.01 par value per share	$97,803
Paid-in surplus	186,283,831
Undistributed (Over-distribution of) net investment income	1,217,066
Accumulated net realized gain (loss)	17,137,970
Net unrealized appreciation (depreciation)	(1,214,134)
Net assets	$203,522,536
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $364,591)	$7,005,185
Interest	2,933,335
Total investment income	9,938,520
Expenses
Management fees	1,396,688
Interest expense on borrowings	393,220
Shareholder servicing agent fees and expenses	74
Custodian fees and expenses	84,828
Trustees fees and expenses	6,803
Professional fees	47,506
Shareholder reporting expenses	36,948
Investor relations expenses	15,385
Stock exchange listing fees	4,761
Other expenses	8,253
Total expenses	1,994,466
Net investment income (loss)	7,944,054
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	15,799,573
Call options written	(277,860)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,882,900)
Swaps	2,231,025
Net realized and unrealized gain (loss)	3,869,838
Net increase (decrease) in net assets from operations	$11,813,892

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/13	For the period from 4/25/12 (commencement of operations) through 12/31/12
Operations
Net investment income (loss)	$7,944,054	$9,175,303
Net realized gain (loss) from:
Investments and foreign currency	15,799,573	4,283,513
Call options written	(277,860)	126,557
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,882,900)	10,200,509
Swaps	2,231,025	237,232
Net increase (decrease) in net assets from operations	11,813,892	24,023,114
Distributions to Shareholders
From and in excess of net investment income	(7,188,484)	—
From net investment income	—	(8,538,158)
From accumulated net realized gains	—	(2,999,603)
Decrease in net assets from distributions to shareholders	(7,188,484)	(11,537,761)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	186,311,500
Net increase (decrease) in net assets from capital share transactions	—	186,311,500
Net increase (decrease) in net assets	4,625,408	198,796,853
Net assets at the beginning of period	198,897,128	100,275
Net assets at the end of period	$203,522,536	$198,897,128
Undistributed (Over-distribution of) net investment income at the end of period	$1,217,066	$461,496

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2013 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$11,813,892
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(336,554,812)
Proceeds from sales and maturities of investments	332,266,792
Proceeds from (Purchases of) short-term investments, net	(3,142,452)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(1,109,631)
Cash paid for terminated call options written	(40,020)
Premiums received for call options written	131,040
Amortization (Accretion) of premiums and discounts, net	(227,394)
(Increase) Decrease in:
Receivable for dividends	(683,377)
Receivable for interest	141,868
Receivable for investments sold	(357,982)
Receivable for reclaims	(57,022)
Other assets	14,954
Increase (Decrease) in:
Payable for investments purchased	(1,573,208)
Accrued interest on borrowings	4,768
Accrued management fees	4,626
Accrued trustees fees	2,833
Accrued other expenses	8,204
Net realized gain (loss) from:
Investments and foreign currency	(15,799,573)
Call options written	277,860
Change in net unrealized (appreciation) of:
Investments and foreign currency	13,882,900
Swaps	(2,231,025)
Taxes paid on undistributed capital gains	(30,141)
Capital gain and return of capital distributions from investments	971,177
Net cash provided by (used in) operating activities	(2,285,723)
Cash Flows from Financing Activities:
Increase in borrowings	9,500,000
Cash distributions paid to shareholders	(7,188,484)
Net cash provided by (used in) financing activities	2,311,516
Net Increase (Decrease) in Cash	25,793
Cash at the beginning of period	—
Cash at the End of Period	$25,793
Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) was $388,452.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Return of Capital	Total
Year Ended 12/31:
2013	(e)	$20.34	$.81	$.40	$1.21	$(.74	)**	$—	$—	$(.74)
2012	(d)	19.10	.94	1.53	2.47	(.88)		(.31)	—	(1.19)
		Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2013	(e)	$87,500	$3,326
2012	(d)	78,000	3,550

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets(c)
		Offering Costs	Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)
Year Ended 12/31:
2013	(e)	$—	$20.81	$18.71	3.94%	5.78%	$203,523	1.92	%*	7.66	%*	116%
2012	(d)	(.04)	20.34	18.67	(.68)	12.93	198,897	1.65	*	7.11	*	114

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

		Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2013	(e)	.38	%*
2012	(d)	.27	*

(d)  For the period from April 25, 2012 (commencement of operations) through December 31, 2012.

(e)  For the six months ended June 30, 2013.

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5—Investment Transactions) divided by the average long-term market value during the period.

*  Annualized.

**  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2013.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Real Asset Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JRI." The Fund was organized as a Massachusetts business trust on January 10, 2012.

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund's investment portfolio.

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Footnote 7—Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund's debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund's managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund will also employ an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund's risk-adjusted total returns over time. The Fund expects to write (sell) custom basket options with a notional value of options ranging from 5% to 10% of its managed assets.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2013, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset

Nuveen Investments

value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the period April 25, 2012 (commencement of operations) through December 31, 2012, the character of distributions to the Fund from the REITs was 74.88% ordinary income, 9.35% long-term capital gains, and 15.77% return of REIT capital.

For the period April 25, 2012 (commencement of operations) through December 31, 2012, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2013, the Fund applied the actual percentages for the period April 25, 2012 (commencement of operations) through December 31, 2012, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the period April 25, 2012 (commencement of operations) through December 31, 2012, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2013, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2013, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2013, reflect an over-distribution of net investment income.

Organizational and Offering Costs

The Adviser agreed to reimburse the Fund's organizational expenses (approximately $11,000) and to pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs ($391,000) was recorded as a reduction of proceeds from the sale of shares during the period April 25, 2012 (commencement of operations) through December 31, 2012.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund has entered into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of June 30, 2013, the Fund was not invested in any portfolio securities or derivatives, other than the swap contracts further described in Footnote 3—Portfolio Securities and Investments in Derivatives, with gross exposures on the Statement of Assets and Liabilities that could be netted subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on valuation date. These investment vehicles are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$115,487,562	$—	$—	$115,487,562
Convertible Preferred Securities	4,084,377	2,197,131	—	6,281,508
$25 Par (or similar) Retail Structures	68,810,641	699,451	—	69,510,092
Corporate Bonds	—	57,443,209	—	57,443,209
Convertible Bonds	—	4,017,400	—	4,017,400
$1,000 Par (or similar) Institutional Structures	—	17,303,456	—	17,303,456
Investment Companies	2,549,933	—	—	2,549,933
Short-Term Investments:
Repurchase Agreements	—	9,868,688	—	9,868,688
Derivatives:
Swaps**	—	2,468,257	—	2,468,257
Total	$190,932,513	$93,997,592	$—	$284,930,105

*  Refer to the Fund's Portfolio of Investments for industry classifications and a breakdown of Convertible Preferred Securities, and $25 Par (or similar) Preferred Securities classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the observability of inputs or due to securities no longer being fair valued using methods determined in good faith by, or at the discretion of, the Board of Trustees.

Level 1		Level 2		Level 3
Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$25,306,956	$—	$—	$(25,306,956)	$—	$—

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the

Nuveen Investments

delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of swap contract and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2013, the Fund used swap contracts in order to hedge future leverage costs, which the Fund employs through the use of bank borrowings.

The average notional amount of swap contracts outstanding during the six months ended June 30, 2013, was as follows:

Average notional amount of swap contracts outstanding*	$58,500,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Fund as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on swaps, net	$2,468,257	—	$—

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Counterparty	Gross Unrealized Appreciation on Swaps*	Amounts Netted on Statement of Assets and Liabilities*	Net Unrealized Appreciation on Swaps	Collateral Pledged to Counterparty	Net Exposure
JPMorgan	$2,468,257	$—	$2,468,257	$—	$2,468,257

*  Represents gross unrealized appreciation (depreciation) for the counterparty as presented in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized for the six months ended June 30, 2013, on swap contracts, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest rate	Swaps	$—	$2,231,025

Options Transactions

When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2013, the Fund periodically wrote call options on REIT stocks, while owning REIT equities, to enhance returns while foregoing some upside potential. The Fund had no other options transactions during the six months ended June 30, 2013.

The average notional amount of outstanding call options written during the six months ended June 30, 2013, was as follows:

Average notional amount of outstanding call options written*	$—	**

*  The average notional amount of call options written is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

**  The Fund did not hold any options at the beginning of the fiscal year or at the end of either fiscal quarter.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2013, on call options written, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity price	Options	$(277,680)	$—

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange-traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange's clearinghouse.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 6/30/13	For the period from 4/25/12 (commencement of operations) through 12/31/12
Shares sold	—	9,775,000

5. Investment Transactions

Purchases and sales (including maturities, but excluding short-term investments and derivative transactions) during the six months ended June 30, 2013, aggregated $336,554,812 and $332,266,792, respectively.

Nuveen Investments

Transactions in call options written during the six months ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Call options written	9,250	131,040
Call options terminated in closing purchase transactions	(4,350)	(40,020)
Call options expired	(4,900)	(91,020)
Outstanding, end of period	—	$—

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of June 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$286,836,302
Gross unrealized:
Appreciation	$5,104,239
Depreciation	(9,478,693)
Net unrealized appreciation (depreciation) of investments	$(4,374,454)

Permanent differences, primarily due to foreign currency reclasses, investments in passive foreign investment companies, complex securities character adjustments, bond premium amortization, and investments in partnerships, resulted in reclassifications among the Funds' components of net assets as of December 31, 2012, the Fund's last tax year end, as follows:

Paid-in surplus	$—
Undistributed (Over-distribution of) net investment income	(175,649)
Accumulated net realized gain (loss)	175,649

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Fund's last tax year end, were as follows:

Undistributed net ordinary income*	$2,353,924
Undistributed net long-term capital gains	420,413

*  Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$11,537,761
Distributions from net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 are not subject to expiration. During the Fund's last tax year ended December 31, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2013, the complex-level fee rate for the Fund was .1679%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

The Fund has entered into a $90 million (maximum commitment amount) senior committed secured 180-day continuous rolling margin commitment facility ("Borrowings"), with Bank of America N. A. ("Bank of America"), unless terminated earlier in accordance with the terms of the Borrowings, as a means of financial leverage. On June 30, 2013, the outstanding balance on these Borrowings was $87.5 million. During the six months ended June 30, 2013, the average daily balance outstanding and annual interest rate on these Borrowings were $82.4 million and 0.95%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these Borrowings at a rate equal to the one-month LIBOR

Nuveen Investments

(London Inter-bank Offered Rate) plus 0.75%. In addition to interest expense, the Fund will pay a non-utilization fee to the extent that the average daily drawn balance for a month is less than $72 million.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred and non-utilization fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Advisor") and the sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and Nuveen Asset Management, LLC (the "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Nuveen Investments

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor's investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

Nuveen Investments

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter period ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Fund), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Fund, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services

Nuveen Investments

provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also reviewed the Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Comparative Benchmark: A five index blend comprised of weightings approximating the Fund's proposed portfolio: 1) 33% S&P Global Infrastructure Index; 2) 20% BofA Merrill Lynch REIT Preferred Index; 3) 20% Barclays U.S. Corporate High Yield Debt Bond Index; 4) 15% MSCI U.S. REIT Index; and 5) 12% BofA Merrill Lynch Fixed Rate Preferred Securities Index. The Fund's proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. 1) S&P Global Infrastructure Index: An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements; 2) BofA Merrill Lynch REIT Preferred Index: An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance; 3) Barclays U.S. Corporate High Yield Debt Bond Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; 4) MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe; 5) BofA Merrill Lynch Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not include the effects of any sales charges or management fees.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  MSCI World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund did not repurchase any of it shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-M-0613D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: September 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 5, 2013